Exhibit - Georgia Exploration, Inc. Form 10-QSB

10.3    Agreement between Wharton Resources LP and Orbit Energy, LLC effective September 1, 2006 for the development of the Mound Branch Prospect in Elk County, Kansas.

MOUND BRANCH PROSPECT
DEVELOPMENT AGREEMENT
ELK COUNTY, KANSAS

STATE OF: KANSAS	§	RE: MOUND BRANCH PROSPECT
§
COUNTY OF: ELKk	§

THIS AGREEMENT (the “Agreement”) is made and entered into effective the 1st day of September 2006 (the “Effective Date”), by and between Wharton Resources LP, a Texas Limited Partnership, hereinafter called “Wharton”, and Orbit Energy, LLC, a Nevada Limited Liability Company, hereinafter called the “Orbit”. Wharton and Orbit are collectively referred herein as the “Parties”, and singularly, a “Party”.

WHEREAS:

(a)   Orbit and/or its principals hold certain oil and gas leases in Elk County, Kansas totaling approximately 8,800+- acres as described in Exhibit “A” attached hereto;

(b)   The lands associated with the leases described in Exhibit “A”, any additional leases acquired that expands or extents the lease acreage under the oil and gas leases described in Exhibit “A”, and any acreage acquired or contiguous to the proposed Mound Branch Gathering System, all which are hereinafter referred to as the “Area of Mutual Interest” (the “AMI”), all as presented in Exhibit “B”;

(c)   Based on results to date, Orbit has determined that additional testing and evaluation of the AMI is warranted;

(d)   Wharton desires to participate in the further evaluation and assessment of the AMI, and based on the outcome from such evaluations, may have an interest to participate in the Mound Branch Infrastructure and Reserve Development Program;

(e)   Wharton is willing to contribute funding necessary to effect and progress additional testing and evaluation of the AMI; and

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(f)   Based on the conclusions reach from such testing and evaluation, Parties desire to enter into good faith negotiations to develop a definitive purchase and sale agreement for:

(i)	the oil and gas leases identified in Exhibit “A”,

(ii)	any additional acres that may be acquired in the AMI (including acreage associated with the proposed Mound Branch Gathering Line) as identified in Exhibit “B”; and

(iii)
existing well bores that have been drilled to date (8 wells) on the AMI lease acreage including a quantification of the fair value of the Mound Branch leases and existing well bores that would be subject to the purchase and sale agreement.

PARTIES NOW THEREFORE AGREE:

1.
Wharton will remit payment to Orbit totaling one hundred thousand dollars ($100,000) (the “Initial Payment”) on the Effective Date of this Agreement, for Orbit’s use in conducting additional testing and evaluations of the AMI;

2.	The Initial Payment made by Wharton to Orbit shall be applied against the purchase and sale price for the AMI negotiated pursuant to a definitive purchase and sale agreement;

3.	Orbit shall conduct all testing and evaluations of the AMI within ninety days (90) of the Effective Date of this Agreement;

4.
Orbit shall give Wharton a minimum of twenty-four hour (24) notice of any tests to be performed on the AMI, and Wharton shall have the right to witness and observe the testing procedures, if it so elects;

5.	Whether witnessed or not, Orbit shall provide Wharton with the results and conclusions of all evaluations and tests performed with twenty-four hours (24) of Orbit’s receipt of such materials;

6.	Parties agree to use best efforts in the development of a definitive purchase and sale agreement for all lease acreage within the AMI, and for existing wells bores drilled to date in the AMI;

7.
In the development of a purchase and sale agreement, Parties agree to use good faith in the formulation of a fair value for the acreage, wells and any associated reserves to be acquired by Wharton from Orbit pursuant to a definitive purchase and sale agreement;

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8.
Shall Parties be unable to mutually agree on the fair value of the purchase and sale transaction, Parties agree to engage an independent third party, acceptable to both Parties, to make a fair market value appraisal of the assets subject to the purchase and sale agreement;

9.	Parties agree to use the fair value developed in the appraisal by the independent third party for the definitive purchase and sale agreement to be formulated between Parties;

10.
Wharton’s rights under this Agreement shall be exclusive, and for one-hundred fifty days (150) after the Effective Date of this Agreement, Orbit agrees not to initiate, solicit or consider any other offers associated with the AMI and any/or other tangible or intangible assets covered by or included in the AMI, and Orbit agrees to provide written notification to Wharton of any such solicitations or offers within twenty-four (24) hours of its receipt of such;

11.
Orbit may not assign this Agreement, without Wharton’s consent which may not be unreasonably withheld. Wharton may assign this Agreement without Orbit’s consent, in so much as the assignment is related to a merger or other transaction entered into by Wharton to effect financing;

12.
Orbit shall indemnify Wharton and its representatives, officers, directors, agents, employees harmless from any and all third party claims, liens, and demands arising out of Orbit’s operations in the AMI;

13.	Orbit shall maintain insurance to cover all its activities in and on the AMI that would be reasonable and customary in the U.S. oil and gas industry;

14.	This Agreement shall be construed under and in accordance with the laws of the State of Texas;

15.	All Parties duties, obligations and liabilities hereto intended under this Agreement shall be severable, and not joint or collective;

16.	This Agreement may be executed in multiple counterparts, each of which constitute one and the same legal instrument;

17.	This Agreement is the entire agreement between Parties with respect to the subject matter hereof, and replaces or supersedes any and all previous agreement with oral or written between Parties.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as of the above Effective Date written.

ORBIT ENERGY, LLC

By:	/ s / Greg A. Thompson

Title:	President / Manager

WHARTON RESOURCES LP

By:	/ s / Don Sytsma

Title:	Director & CFO

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Exhibit A
Mound Branch Lease Calender

Lessor	Lease Date /		Royalty	HBP	Number of Acres	Legal Discription	County	State
Lease Exp. Date

Bellar Family Farm, LLC
Lease Date-	12/10/2005	3 years	1/8	no	Total Acres 125	Township 30 South , Range 11 East	Elk	KS
Lease Exp. Date	12/10/2008					Section 29: E/2NE/4, NE/4SE/4, N/2SE/4SE/4 Lying North of County Rd

Eugene R. & Catherine S. Perkins					Total Acres 320
Lease Date-	2/11/2006	3 years	1/8		Lease (1) 160	Township 30 South , Range 11 East	Elk	KS
Lease Exp. Date	2/11/2009					Section 18: NE/4
Lease Date-	2/11/2006	3 years	1/8		Lease (2) 160	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date	2/11/2009					Section 18: E/2SW/4, W/2SE/4

Tom & Angela Russell, Preston & Christina Jones					Total Acres 563
Lease Date-	2/25/2006	3 years	1/8		Lease (1) 280	Township 30 South , Range 11 East	Elk	KS
Lease Exp. Date	2/25/2009					Section 21: NE/4NW/4, lying East of County RD, NE/4 Section 22: W/2SW/4, SW/4NW/4
Lease Date-	2/25/2006	3 years	1/8		Lease (2) 283	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date	2/25/2009					Section 15: SW/4
Section 22: N/2NW/4, SE/4NW/4

Howard E. & Debbie J. Unruh
Lease Date-	2/25/2006	3 years	1/8		Total Acres 200	Township 30 South, Range 11 East of 6th P.M.	Elk	KS
Lease Exp. Date	2/25/2009					Section 21: SE/4, NE/4SW/4, SE/4SW/4

Alvin V. Schibbelhute				no	Total Acres 400
Lease Date-	10/1/2005	3 years	1/8		Lease (1) - 240 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/1/2008					Section 12: SE/4, E/2SW/4
Lease Date-	10/1/2005	3 years	1/8	n/a	Lease (2) - 160 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date-	10/1/2008					Section 7: SW/4

David Denton					Total Acres 640
Lease Date-	10/13/2005	3 years	1/8	n/a	Lease (1) - 320 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/13/2008					Section 16: N/2
Lease Date-	10/13/2005	3 years		n/a	Lease (2) - 320 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/13/2008					Section 16: S/2

Dennis Bryan
Lease Date-	9/6/2005	3 years	1/8	n/a	Total Acres 80	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	9/6/2008					Section 19: E/2NE/4

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Exhibit A
Mound Branch Lease Calender

Robert Adams					Total Acres 920
Lease Date-	10/17/2005	3 years	1/8	n/a	Lease (1) 160 Acres	E/2 NW/4, W/2 NE/4, Sec32	Elk	KS
Lease Exp. Date-	10/17/2008					T30S-R11E, Elk County, Kansas
Lease Date-	10/17/2005	3 years	1/8		Lease (2) 160 Acres	Township 30 South Range 11 East	Elk	KS
Lease Exp. Date-	10/17/2008					Section 35: NE/4

Robert, Lakin, Linda Adams Alice M. & Marion Brunetti
Lease Date-	10/17/2005	3 years			Lease (3)- 240 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/17/2008					Section 27: E/2SW/4, SE/4

Robert, Lakin, Linda Adams Alice M. & Marion Brunetti
Lease Date-	10/17/2005	3 years	1/8		Lease (4)- 80 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/17/2008					Section 35: W/2NW/4

Robert A., Larkin & Linda T. Adams
Lease Date-	10/17/2005	3 years			Lease (5)- 120 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/17/2008					Section 23: SE/4SE/4

Robert A., Larkin & Linda T. Adams
Lease Date-	10/17/2005	3 years			Lease (6) 160 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	10/17/2008					Section 25: N/2NW/4

Phyllis A. & Neal F. Osborn Trustees of the Phyllis A. Osborn Trust					Total Acres 640
Lease Date-	3/16/2006	3 years	1/8		Lease (1) 240 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	3/16/2009					Section 15: W/2SE/4
Section 22: NE/4
Lease Date-	3/16/2006	3 years	1/8		Lease (2) 160 Acres	Township 30 South Range 11 East	Elk	KS
Lease Exp Date-	3/16/2009					Section 27: NE/4
Lease Date-	3/16/2006	3 years	1/8		Lease (3) 240 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp Date-	3/16/2009					Section 22: SE/4, E/2SW/4

M. Ruth Royse, Trustee of the M. Ruth Royce					Total Acres 640
Lease Date-	3/20/2006	3 years	1/8		Lease (1) 320 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	3/20/2009					Section 10: W/2
Lease Date-	3/20/2006	3 years	1/8		Lease (2) 320 Acres	Township 30 South, Range 11 East	Elk	KS
Lease Exp. Date-	3/20/2009					Section 10: E/2

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Exhibit A
Mound Branch Lease Calender

Carl A. Linder & Betty Under				Total Acres 320
Lease Date-	1/21/2004	3 years		Lease (1)- 160 Acres	Township 31 South, Range 9 East	Elk	KS
Lease Exp. Date	1/21/2007				Section 32 SE/4
Lease Date-	1/21/2004	3 years		Lease (2)- 160 Acres	Township 31 South, Range 9 East	Elk	KS
Lease Exp. Date	1/21/2007				Section 32: SW/4

Roland G. & Carol M. Jordan				Total Acres 480
Lease Date-	12/24/2003	3 years		Lease (1)- 160 Acres	Township 31 South, Range 9 East	Elk	KS
Lease Exp. Date	12/24/2006				Section 30: SE/4NE/4, NE/4SE/4, S/2SE/4
Lease Date-	12/24/2003	3 years		Lease (2)- 320 Acres	Township 31 South, Range 9 East	Elk	KS
Lease Exp. Date	12/24/2006				Section 29: E/2NW/4, SW/4NW/4, SW/4 Section 32: SE/4NW/4

Dale, Charles E., Charles Edward & Eva Neucker
Lease Date-	1/30/2004	3 years		Total Acres 80	Township 31 South, Range 9 East	Elk	KS
Lease Exp. Date	1/30/2007				Section 29: NW/4NW/4 Section 30: NE/4NE/4

Babst Family Limited Partnership				Total Acres 2524.1
Lease Date-	10/22/2005	1 year	1/8	Lease (1) - 649.55 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date	10/22/2006				Section 30: Lots 1,2,3,4 E2,a/d/a All lying East County (12 Ac.)

Babst Family Limited Partnership
Lease Date-	10/22/2005	1 year	1/8	Lease (2) - 239.34 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date	10/22/2006				Section 31: Lot 1 (39.34), NE/4NW/4, N/2NE/4, a/d/aN/2N/2 Section 32: N/2NW/4

Babst Family Limited Partnership
Lease Date-	10/22/2005	1 year		Lease (3) - 626.60 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date	10/22/2006				Section 18: Lots 1,2,3,4
E/2W/2, E/2, a/d/a All
Babst Family Limited Partnership
Lease Date-	10/22/2005	3 years		Lease (4) - 320 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date	10/22/2008				Section 29: W/2

Babst Family Limited Partnership
Lease Date-	10/22/2005	3 years		Lease (5) - 688.61 Acres	Township 30 South, Range 12 East	Elk	KS
Lease Exp. Date	10/22/2008				Section 19: Lots 1,2,3,4 E/2, a,d,a All (632.11 Ac.) Township 30 South, Range 11 East Section 24: All that part of the SE/4NE/4, E/2SE/4 lying East of County Road ( 56.5 Ac )

Margaret P. Tidwell	7/13/2005	1 year		Total Acres 959	Section 29, 30 Various	Elk	KS
Lease Date-
Lease Exp. Date

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Exhibit B

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MOUND BRANCH PROSPECT
DEVELOPMENT AGREEMENT
ELK COUNTY, KANSAS

First Amendment

The Mound Branch Prospect Development Agreement between Wharton Resources LP and Orbit Energy, LLC made effective the 1st day of September 2006 (the “Agreement”) is amended and modified as follows:

Section 10 - is amended to provide:

During the one-hundred fifty day (150) exclusive period beginning with the Effective Date of this Agreement and continuing through February 1, 2007 (hereinafter referred to as the “Lock-Up Period”), Wharton is responsible for any lease renewal, minimum royalty, and other associated costs of drilling and testing the wells, or other similar payment obligation(s) associated with and/or arising from any lease acreage covered by the AMI under the Agreement. Such payments made by Wharton during the Lock-Up Period will be applied against the purchase and sale price for the AMI to be negotiated in connection with a definitive purchase and sale agreement between Parties.

The Agreement as amended and modified is in all other things confirmed, ratified and acknowledged by Parties to be in full force and effect.

This First Amendment shall extend to and be binding upon the Parties hereto, their heirs, successors, assigns and legal representatives as of the Effective Date of this Agreement.

ORBIT ENERGY, LLC

By:	/ s / Greg A. Thompson

Title:	President / Manager	11/13/06
Date

WHARTON RESOURCES LP

By:	/ s / Don Sytsma

Title:	CFO	11/13/06
Date

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